Thrivent Series Fund, Inc.

Supplement to Statement of Additional Information (SAI)

Dated April 30, 2011

The following information about the Directors of Thrivent Series Fund, Inc. is added to the Leadership Structure and Oversight Responsibilities section of the SAI on pages 26-29.

Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Services Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

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In addition, the table related to Independent Directors on pages 30-32 should include the following additional information:

Name, Address and Age	Position with Trust and Length of Service(2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN Age 50	Director since 2011	68	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004	None

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Marc S. Joseph should be added under the heading Committees of the Board of Directors on pages 34 and 35 to the list of members of the Audit Committee, Contracts Committee, Ethics and Compliance Committee, Governance Committee, and Investments Committee:

The date of this Supplement is July 5, 2011

Please include this Supplement with your SAI

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